Exhibit 99.1

PRESS RELEASE	FOR IMMEDIATE RELEASE
October 7, 2021

Five Star Bancorp Announces Appointment of Director

Rancho Cordova, CA (October 7, 2021) – Five Star Bancorp (Nasdaq: FSBC) (“Five Star” or the “Company”), and its subsidiary, Five Star Bank announce the appointment of Warren Kashiwagi to the Board of Directors effective October 5, 2021. Mr. Kashiwagi will serve on the Board’s Audit Committee.

Mr. Kashiwagi has over 40 years of professional public accounting experience. A retired Certified Public Accountant, he has advised, counseled and represented various businesses in tax planning and compliance, business succession planning, strategic planning and merger and acquisition consulting. He has served many industries, including healthcare, manufacturing, real estate, professional services and technology. From 2011 to 2017, Mr. Kashiwagi was a Tax Partner with Crowe Horwath, LLP. Prior to that, he was a Tax Parter with Perry-Smith LLP from 1988 to 2011.

Mr. Kashiwagi is a graduate of UC Berkeley with a B.S. in Business Administration. He has served on the Board of Directors of the Sacramento Metropolitan Chamber of Commerce and California Asian Pacific Chamber. He served as Board Chair of Sutter Community Hospitals. He has also served on the Board of Directors of the Los Rios Colleges Foundation, Crocker Art Museum and Sacramento Japanese American Citizens League where he was President.

“We are pleased to welcome Mr. Kashiwagi to our Board of Directors,” said James Beckwith, Five Star Bank President and Chief Executive Officer. “He is an accomplished business executive with extensive technical skills and market instincts. Mr. Kashiwagi’s experience is well-suited to advancing and expanding our corporate strategy while enhancing shareholder value. We look forward to his contributions.”

“Five Star is committed to creating value for its shareholders, employees, customers and community partners. I am honored to be part of this exceptional organization and look forward to contributing to its continued success,” said Mr. Kashiwagi.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time.

The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

About Five Star Bank

Five Star is a bank holding company headquartered in Rancho Cordova, California. Five Star operates through its wholly owned banking subsidiary, Five Star Bank. Five Star has seven branches and two loan production offices throughout Northern California.

Media Contact:

Heather Luck, CFO

Five Star Bancorp

hluck@fivestarbank.com

916.626.5008

Shelley Wetton, CMO

Five Star Bancorp

swetton@fivestarbank.com

916.284.7827